                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                 Mercom, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Notes:

                                 MERCOM, INC.

                              105 CARNEGIE CENTER
                          PRINCETON, NEW JERSEY 08540
                                (609) 734-3737

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                 MAY 28, 1998

  The Annual Meeting of Stockholders of Mercom, Inc. will be held on Thursday, May 28, 1998, at the executive offices of Mercom, Inc., 105 Carnegie Center, Princeton, New Jersey 08540, at 11:00 a.m. local time. The meeting will be held for the following purposes:

  1. To elect seven (7) Directors to serve for a term of one (1) year each;

  2. To ratify the appointment of Coopers and Lybrand L.L.P. as independent auditors for the fiscal year ending December 31, 1998; and

  3. To act upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

  Only stockholders of record at the close of business on April 28, 1998, will be entitled to vote at the meeting either in person or by proxy.

  In order to insure that your shares are represented and are voted in accordance with your wishes, KINDLY DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE. You are cordially invited to attend the meeting and, if you do so, you may personally vote your shares regardless of whether you have previously submitted a signed proxy to the Company.

                                          /s/ Bruce C. Godfrey
                                          Bruce C. Godfrey,
                                          Corporate Secretary

May 4, 1998

                                 MERCOM, INC.

                               ----------------

                                PROXY STATEMENT

                               ----------------


  This proxy statement is furnished to the stockholders of Mercom, Inc., a Delaware corporation ("Mercom" or the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company, for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on Thursday, May 28, 1998, at 11:00 a.m. local time, at the Company's executive offices, 105 Carnegie Center, Princeton, New Jersey, and at any adjournment or postponement thereof. Shares represented by properly executed proxies will be voted at the Annual Meeting, in accordance with the directions set forth therein. If no direction is specified, the shares will be voted by the persons named as proxy holders in favor of Proposals 1 and 2. As to any other business which may properly come before the Annual Meeting and be submitted to a vote of stockholders, proxies will be voted in the best judgment of the designated proxy holders. The form of proxy enclosed is for use by a stockholder if the stockholder is unable to attend or does not desire to vote in person. Any proxy may be revoked at any time insofar as it has not been exercised. Stockholders may revoke proxies by written notice to the Company, by delivery of a proxy bearing a later date, or by personally appearing at the Annual Meeting and casting a contrary vote. This proxy statement and the accompanying proxy are being mailed to stockholders on or about May 4, 1998.

  The close of business on April 28, 1998, has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournment or postponement thereof. As of April 28, 1998, there were 4,787,060 shares of Common Stock of the Company outstanding. Each share of Common Stock is entitled to one vote. The Company's Common Stock is the only class of voting securities outstanding.

  The holders of record of a majority of the issued and outstanding Common Stock and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum for the transaction of business. Directors are elected by a plurality of the votes cast at the Annual Meeting. The holders of Common Stock do not have cumulative voting rights in the election of Directors. The affirmative vote of a majority of the total shares voting is required for approval of Proposal 2 or any other matter as may properly come before the Annual Meeting or any adjournment or postponement thereof. Broker non-votes on the proposals with respect to the election of Directors and the ratification of the appointment of auditors are treated as shares as to which voting power has been withheld by the beneficial holders of those shares and, therefore, as shares not entitled to vote on such proposals. Votes will be tabulated at the Annual Meeting by Inspectors of Election.

                                  PROPOSAL 1

                             ELECTION OF DIRECTORS

  In accordance with the Company's Certificate of Incorporation and Bylaws, the Board of Directors has determined that the Company's Board shall consist of seven (7) persons and has nominated seven (7) individuals for election as Directors at the Annual Meeting. The individuals nominated for election (the "Nominees") as Directors are: Bruce C. Godfrey; Clifford L. Jones; David C. McCourt; Michael J. Mahoney; Raymond B. Ostroski; Harold J. Rose, Jr.; and George C. Stephenson. Those persons who are elected Directors at the Annual Meeting will hold office for the ensuing year or until the election and qualification of their respective successors. It is not anticipated that any of these Nominees will become unavailable for any reason, but, if that should occur before the Annual Meeting, the persons named on the enclosed proxy reserve the right to substitute another person of their choice as nominee or to vote for such lesser number of Directors as may be prescribed by the Board of Directors.

                                  PROPOSAL 2

                     RATIFICATION OF INDEPENDENT AUDITORS

  The Company is asking the stockholders to ratify the appointment of Coopers & Lybrand L.L.P. as the Company's independent auditors for the fiscal year ending December 31, 1998. It is not anticipated that representatives of Coopers & Lybrand L.L.P. will be present at the Annual Meeting.

  If the stockholders do not ratify this selection, other independent auditors will be considered by the Board of Directors. Notwithstanding the stockholders' ratification of the appointment of the independent auditors, the Board of Directors reserves the right to appoint other independent auditors at its discretion.

  The Board of Directors recommends that the stockholders vote FOR the ratification of the appointment of Coopers & Lybrand L.L.P. to serve as the Company's independent auditors for the fiscal year ending December 31, 1998.

                 INFORMATION CONCERNING ELECTION OF DIRECTORS

  Information as of April 21, 1998, concerning the principal occupation and beneficial ownership of Common Stock of the Company for the Nominees for election as Directors is set forth below:

                                                                       DIRECTOR
 NOMINEE           AGE                                                  SINCE
 -------           ---                                                 --------
 Bruce C. Godfrey   42 Corporate Secretary of the Company since          1994
                       October 1997 and Executive Vice President and
                       Chief Financial Officer of the Company from
                       April 1994 to October 1997; Director,
                       Executive Vice President, Chief Financial
                       Officer and Corporate Secretary of RCN
                       Corporation ("RCN") since September 1997;
                       Executive Vice President and Chief Financial
                       Officer of Commonwealth Telephone
                       Enterprises, Inc., formerly known as C-TEC
                       Corporation ("CTE") since April 1994,
                       Director since 1995 and Corporate Secretary
                       since September 1997; Director and Corporate
                       Secretary of Cable Michigan, Inc. ("Cable
                       Michigan") since September 1997; Senior Vice
                       President and Principal of Daniels and
                       Associates from January 1984 to April 1994.
 Clifford L. Jones  70 President, Capital Region Economic                1991
                       Development Corporation from September 1992
                       to February 1994. He also served as
                       President, Pennsylvania Chamber of Business &
                       Industry from 1983 to 1991. Mr. Jones is a
                       Director of Pennsylvania Power & Light, Delta
                       Development Group, Inc. and Benatec
                       Associates.

                                                                       DIRECTOR
 NOMINEE              AGE                                               SINCE
 -------              ---                                              --------
 Michael J. Mahoney    47 President and Chief Operating Officer of       1994
                          the Company from February 1994 to
                          September 1997; President and Chief
                          Operating Officer, as well as a Director,
                          of RCN since September 1997; Director of
                          CTE since May 1995; President and Chief
                          Operating Officer from March 1994 to
                          September 1997, Executive Vice President
                          of CTE's Cable Television Group from June
                          of 1991 to February 1994; and Executive
                          Vice President of the Company from
                          December 1991 to February 1994.
 David C. McCourt      41 Chairman and Chief Executive Officer of        1993
                          the Company since October 1993; Chairman,
                          Director and Chief Executive Officer of
                          RCN and Chairman, Director and Chief
                          Executive Officer of Cable Michigan, since
                          September 1997; Chairman, Director and
                          Chief Executive Officer of CTE since
                          October 1993; President and Director of
                          Level 3 Telecom Holdings, Inc. ("LTH");
                          Director of MFS Communications Company,
                          Inc. from July 1990 to December 1996;
                          President and Director of Metropolitan
                          Fiber Systems/McCourt, Inc., a subsidiary
                          of MFS Telecom, Inc., since 1988; Director
                          of Cable Satellite Public Affairs Network
                          ("C-SPAN") since June 1995; Director of
                          WorldCom, Inc. from December 1996 to March
                          1998; and Director of Level 3
                          Communications, Inc. ("Level 3") since
                          January 1998.
 Raymond B. Ostroski   43 Director of Cable Michigan since September     1994
                          1997; Executive Vice President and General
                          Counsel of CTE from February 1995 to
                          September 1997 and Corporate Secretary of
                          CTE from October 1989 to September 1997;
                          Executive Vice President and General
                          Counsel of the Company from February 1995
                          to September 1997; Vice President and
                          General Counsel of CTE from December 1990
                          to February 1995; Vice President and
                          General Counsel of the Company from
                          December 1991 to February 1995; and
                          Corporate Secretary of Mercom from
                          December 1991 to December 1994.
 Harold J. Rose, Jr.   62 Chairman of the Board of Pennsylvania          1991
                          Millers Mutual Insurance Company and
                          Director of American Millers Insurance
                          Company. He previously was a partner of RK
                          Associates, a real estate management
                          consulting firm. In 1990, Mr. Rose retired
                          from Merchants Bancorp. Inc. where he
                          served as Chairman of the Board of both
                          Merchants Bank, N.A. and Merchants Bank
                          North, both subsidiaries of Merchants
                          Bancorp. Inc.
 George C. Stephenson  52 Managing Director of PaineWebber, Inc.         1991
                          since January 1987.

                            EXECUTIVE COMPENSATION

  Except with respect to the Company's management agreement dated January 1, 1997 (the "Management Agreement"), with Cable Michigan, no executive officer of the Company received any compensation for services rendered on behalf of the Company during the fiscal year ended December 31, 1997. See "Certain Transactions."

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

SECURITY OWNERSHIP OF MANAGEMENT

  The following table sets forth the beneficial ownership of the Company's Common Stock, as of April 1, 1998, by each director, the named executive officers and by all persons, as a group, who are currently directors and executive officers of the Company. Each director or executive officer has sole investment and voting power over the shares listed opposite his name except as set forth in the footnotes hereto:

                                                    NUMBER OF SHARES  PERCENT
NAME OF BENEFICIAL OWNER                           BENEFICIALLY OWNED OF CLASS
------------------------                           ------------------ --------
John J. Gdovin....................................         --            --
Bruce C. Godfrey..................................         --            --
Mark Haverkate....................................         --            --
Clifford L. Jones.................................         300           *
Michael J. Mahoney................................         --            --
David C. McCourt..................................         -- (/1/)      --
Raymond B. Ostroski...............................       4,000           *
Harold J. Rose, Jr. ..............................         --            --
George C. Stephenson..............................       5,000           *
Timothy J. Stoklosa...............................         --            --
All Directors and Current Executive Officers as a
 Group (15 persons)...............................       9,300           *

--------
* Less than 1%.

(1) Excludes 50,000 shares which are owned by Mr. McCourt's wife. Mr. McCourt disclaims beneficial ownership with respect to said shares.

CABLE MICHIGAN

  Set forth below is certain information regarding the beneficial ownership of the Common Stock of Cable Michigan as of April 1, 1998, by each director, the named executive officers and by all persons, as a group, who are currently directors and executive officers of the Company. Each director or executive officer has sole investment and voting power over the shares listed opposite his name except as set forth in the footnotes hereto:

                                                                    PERCENT OF
                                                NUMBER OF SHARES    OUTSTANDING
DIRECTORS AND NAMED EXECUTIVE OFFICERS        BENEFICIALLY OWNED(1)   SHARES
--------------------------------------        --------------------- -----------
John J. Gdovin(2)...........................          1,743               *
Bruce C. Godfrey(2).........................          4,741               *
Mark Haverkate(2)...........................          4,596               *
Clifford L. Jones...........................            --                *
Michael J. Mahoney(2).......................          4,878               *
David C. McCourt(2)(3)......................         12,382               *
Raymond B. Ostroski.........................         18,419               *
Harold J. Rose, Jr. ........................            --                *
George C. Stephenson........................            --                *
Timothy J. Stoklosa.........................          1,014               *
All Directors and Current Executive Officers
 as a Group (15 persons)....................         47,773               *

--------
(1) Includes forfeitable Matching Shares (as defined below), and Share Units (as defined below).

(2) Under the Cable Michigan Executive Stock Purchase Plan ("ESPP"), participating executive officers who forgo current compensation are credited with Cable Michigan "Share Units," the value of which is based on the value of a share of Cable Michigan Common Stock. ESPP participants who elect to receive Share

   Units in lieu of current compensation are also credited with restricted "Matching Shares," which vest over a period of 3 years from the grant date, subject to continued employment. Matching Shares, unless forfeited, have voting and dividend rights. The holdings indicated include Share Units and Matching Shares. The table below shows, in respect of each named executive officer, the number of shares of Cable Michigan Common Stock purchased outright, Share Units relating to Cable Michigan Common Stock acquired by each named executive officer in lieu of current compensation, and the forfeitable Matching Shares of Cable Michigan Common Stock held by each named executive officer:

                                    SHARE UNITS                           TOTAL SHARES
                                   ACQUIRED UNDER                         PURCHASED AND
                                    THE ESPP IN                           ACQUIRED AND
                          SHARES      LIEU OF     TOTAL SHARES RESTRICTED  RESTRICTED
                         PURCHASED    CURRENT      PURCHASED    MATCHING    MATCHING
                         OUTRIGHT   COMPENSATION  AND ACQUIRED   SHARES      SHARES
                         --------- -------------- ------------ ---------- -------------
John J. Gdovin..........     677         533         1,210         533        1,743
Bruce C. Godfrey........   1,251       1,745         2,996       1,745        4,741
Mark Haverkate..........   2,392       1,102         3,494       1,102        4,596
David C. McCourt........   2,894       4,744         7,638       4,744       12,382

--------
(3) Includes 56 shares of Cable Michigan Common Stock which are owned by Mr. McCourt's wife. Mr. McCourt disclaims beneficial ownership of such shares. Does not include 3,330,121 shares of Cable Michigan Common Stock held by LTH. David C. McCourt owns 10% of LTH. The remaining 90% of Common Stock of LTH is owned by Level 3.

  The information set forth above and in "Director Information" does not give effect to the ownership of Company securities by LTH. Certain executive officers or directors of the Company are directly or indirectly affiliated with LTH. For information with respect to the beneficial ownership of securities by LTH, see "Security Ownership of Management."

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

  So far as is known to the Company, as of April 1, 1998, no persons, except those listed below, owned beneficially more than five percent (5%) of the outstanding Common Stock. With respect to the named persons, the following information is based on Schedules 13D, 13G or Form 4 filed with the Securities and Exchange Commission ("SEC"), copies of which were supplied to the Company by said persons. The table below discloses the name and address of such beneficial owners, the total number of shares beneficially owned by each and their percentage of ownership in relation to the total shares outstanding and entitled to vote.

                                                    AMOUNT AND
                                                     NATURE OF         PERCENT
NAME AND ADDRESS OF BENEFICIAL OWNER          BENEFICIAL OWNERSHIP(1)  OF CLASS
------------------------------------         ------------------------ ---------
Cable Michigan, Inc.(2).....................        2,964,250           61.92%
 105 Carnegie Center
 Princeton, New Jersey 08540
Lappin Capital Management, L.P.(3)..........          600,951           12.55%
 767 Third Avenue, 16th Floor
 New York, New York 10017

--------
(1) The number of shares stated in this column includes shares owned directly or indirectly, through any contract, arrangement, understanding, relationship or which the indicated beneficial owner otherwise has the power to vote, or direct the voting of, and/or has investment power.
(2) Based on information set forth in Cable Michigan's Schedule 13D filed on September 30, 1997.
(3) Based on information obtained from Form 4 for the Common Stock of the Company filed through December 3, 1997, with the Securities and Exchange Commission by Lappin Capital Management, L.P. and LBL Group, L.P.

                             CERTAIN TRANSACTIONS

  Effective January 1, 1997, the Company entered into a management agreement with Cable Michigan pursuant to which Cable Michigan would manage the Company's cable television systems' operations. The Company was charged $1,204,000 in 1997 based on the management agreement approved by the Board of Directors. RCN and its subsidiaries also supplied other services not covered by the management agreement for approximately $27,000 in 1997.

  The new Management Agreement provides that the Company will pay Cable
Michigan: (a) an annual fee equal to the greater of: (i) $500,000 or (ii) a percentage of the Company's annual revenues (ranging from 5% of $10 million of revenues, as defined, to 4% of revenues in excess of $20 million); and (b) an annual incentive bonus equal to twenty-five percent (25%) of the Company's earnings before interest, depreciation, amortization and taxes ("EBITDA") as adjusted, during the applicable fiscal year less the base year EBITDA of $5.0 million.

  RCN is under common control with Cable Michigan and certain of the Company's officers and directors are also officers and directors of RCN and Cable Michigan.

                INFORMATION ABOUT THE BOARD AND ITS COMMITTEES

  The Board of Directors of the Company held six (6) meetings in 1997.

  The Executive Committee of the Company did not meet in 1997. The committee members include Messrs. David C. McCourt, Chairman, Bruce C. Godfrey and Michael J. Mahoney.

  The Company does not have a nominating or compensation committee.

  The Audit/Affiliated Transactions Review Committee held two (2) meetings in 1997. This committee supervised, among other things, the continuous internal audit program of the Company, reviewed and advised the Board with respect to affiliate transactions and advised and aided the officers of the Company in administrative matters. The committee members include Messrs. Harold J. Rose, Jr., Chairman, Clifford L. Jones and George C. Stephenson.

DIRECTORS' COMPENSATION

  Each Director of the Company is paid an annual retainer of $6,000, plus $500 for each Board meeting attended during 1997. Committee Chairmen are paid $1,000 for each committee meeting attended while other committee members are paid $500 for each meeting attended. Members of the Executive Committee are not compensated for participating in the meetings of said committee. Directors who are also employees of RCN have authorized the payment of such fees to their employer, RCN Services, Inc., consistent with the terms of their employment with RCN. The following fees were paid in 1997: Clifford L. Jones $12,000; Harold J. Rose, Jr. $13,500; George C. Stephenson $14,500; and RCN Services, Inc. $36,000.

                                 OTHER MATTERS

  On September 30, 1997, C-TEC Corporation, now by name change, Commonwealth Telephone Enterprises, Inc., distributed 100 percent of the outstanding shares of common stock of its wholly owned subsidiaries, RCN and Cable Michigan, to holders of record of CTE Common Stock and Class B Common Stock, as of the close of business on September 19, 1997, in accordance with a distribution agreement dated September 5, 1997, among CTE, RCN and Cable Michigan. RCN consists primarily of CTE's former bundled residential voice, video and Internet access operations in the Boston to Washington D.C. corridor, its existing New York, New Jersey and Pennsylvania cable television operations, a portion of its long distance operations, and its international investment in Megacable S.A. de C.V. Cable Michigan consists of CTE's former Michigan cable operations, including its 62% ownership in Mercom.

                              GENERAL INFORMATION

  Upon the written request of any person who, on April 28, 1998, was a record owner of the Company's Common Stock, or who represents in good faith that he or she was on such date a beneficial owner of stock entitled to vote at the Annual Meeting, the Company will send to such person, without charge, a copy of its Annual Report on Form 10-K for 1997, as filed with the Securities and Exchange Commission. Requests for the Report should be directed to Valerie Haertel, Director of Investor Relations, Mercom, Inc., 105 Carnegie Center, Princeton, New Jersey 08540.

SOLICITATION OF PROXIES

  The Company will bear the cost of solicitation of proxies. In addition to the use of the mail, proxies may be solicited by officers, directors and regular employees of the Company, personally or by telephone, telecopy or telegraph, and the Company may reimburse persons holding stock in their names or those of their nominees for their expenses in forwarding soliciting materials to their principals.

  It is important that proxies be returned promptly, even if you are expecting to attend the Annual Meeting in person. Therefore, stockholders are urged to fill in, date, sign and return the enclosed proxy in the enclosed envelope, to which no postage need be affixed if mailed in the United States.

STOCKHOLDERS' PROPOSAL

  Any stockholder who desires to submit a proposal to be considered for inclusion in the proxy statement and proxy of the Company relating to the 1999 Annual Meeting of Stockholders must submit such proposal in writing to the Company by January 5, 1999. Such proposals should be hand delivered or mailed, return receipt requested, to the Secretary of the Company.

                                          By order of the Board of Directors,

                                          /s/ Bruce C. Godfrey
                                          Bruce C. Godfrey,
                                          Corporate Secretary
Dated: May 4, 1998

                                  MERCOM, INC.

                105 CARNEGIE CENTER, PRINCETON, NEW JERSEY 08540
                                 (609) 734-3737

                                  MERCOM, INC.
                              105 CARNEGIE CENTER
                          PRINCETON, NEW JERSEY 08540
            PROXY -- ANNUAL MEETING OF STOCKHOLDERS -- MAY 28, 1998
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
  The undersigned, hereby revoking any contrary proxy previously given, hereby appoints David C. McCourt, Michael J. Mahoney, and Bruce C. Godfrey, and each of them, his true and lawful agents and proxies, with full power of substitution and revocation, to vote as indicated below, all the Common Stock of the undersigned in MERCOM, INC. (the "Company") entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Corporate Headquarters of the Company, 105 Carnegie Center, Princeton, New Jersey, on Thursday, May 28, 1998, at 11:00 a.m., local time, and at any adjournment or postponement thereof, all as set forth in the related notice of proxy statement for the 1998 Annual Meeting.


1. To elect seven          FOR all nominees listed
 Directors to              below (except as marked to WITHHOLD AUTHORITY to
 serve for a term          the contrary) [_]          vote for all nominees
 of one year; and                                     listed below [_]

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

   Bruce C. Godfrey, Clifford L. Jones, Michael J. Mahoney, David C. McCourt,
       Raymond B. Ostroski, Harold J. Rose, Jr. and George C. Stephenson

2. To ratify the selection of Coopers & Lybrand L.L.P., as independent auditors of the Company for the fiscal year ending December 31, 1998; and
                   FOR [_]      AGAINST [_]      ABSTAIN [_]

3. To act upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.
                   FOR [_]      AGAINST [_]      ABSTAIN [_]

             (Continued, And to be Signed and Dated, on Other Side)

  THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS LISTED ON THE REVERSE SIDE. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL OF THE PROPOSALS ON THE REVERSE SIDE.

  The undersigned acknowledges receipt of the notice and proxy statement relating to the 1998 Annual Meeting and the Company's annual report for 1997.

                                           Dated: _____________________________

                                           ____________________________________
                                                        Signature

                                           ____________________________________
                                                Signature, if held jointly

  PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED
                                   ENVELOPE.